Causeway Global Value Fund

Institutional Class (CGVIX)

Investor Class (CGVVX)

SUPPLEMENT DATED OCTOBER 1, 2018

TO THE SUMMARY PROSPECTUS DATED JULY 24, 2018

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION

BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS. CAPITALIZED TERMS NOT

DEFINED HEREIN ARE AS DEFINED IN THE SUMMARY PROSPECTUS.

Effective as of October 1, 2018, the benchmark for Causeway Global Value Fund (“Global Value Fund”) is changing from the MSCI World Index (Gross) to the MSCI ACWI Index (Gross). Causeway Capital Management LLC (the “Investment Adviser”), the investment adviser of the Global Value Fund, believes that the MSCI ACWI Index (Gross), which includes emerging as well as developed markets, better represents the types of securities in which the Global Value Fund invests.

Accordingly, the following revisions are made to the Global Value Fund’s Summary Prospectus:

On page 3 of the Summary Prospectus, under “Causeway Global Value Fund – What are the main risks of investing in the Fund?”, the last sentence of the third paragraph is superseded and replaced with the following:

The Fund’s value discipline sometimes prevents or limits investments in stocks that are in its benchmark index, the MSCI ACWI Index (Gross), or its previous benchmark index, the MSCI World Index (Gross).

In addition, on page 3 of the Summary Prospectus, the table under “Performance – Average Annual Total Returns” is superseded and replaced with the following:

Average Annual Total Returns

After-tax returns are shown for the Institutional Class only; after-tax returns for the Investor Class will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

For the periods ended December 31, 2017:

Institutional Class	1 Year	5 Years	Since Inception (Institutional Class Inception: April 29, 2008)
Fund Returns Before Taxes	17.93%	10.13%	5.49%
Fund Returns After Taxes on Distributions	15.02%	8.33%	4.56%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	10.38%	7.39%	4.13%

Investor Class			(Investor Class Inception: January 31, 2011)
Fund Returns Before Taxes	17.65%	9.88%	8.20%
MSCI World Index (Gross) (reflects no deduction for fees, expenses or taxes)	23.07%	12.26%	6.28% (since 4/29/08) 9.96% (since 1/31/11)
MSCI ACWI Index (Gross)* (reflects no deduction for fees, expenses or taxes)	24.62%	11.39%	5.86% (since 4/29/08) 9.18% (since 1/31/11)

*

Effective October 1, 2018, the Fund’s benchmark changed from the MSCI World Index (Gross) to the MSCI ACWI Index (Gross). The Investment Adviser believes that the MSCI ACWI Index (Gross), which includes emerging as well as developed markets, better represents the types of securities in which the Fund invests.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CCM-SK-043-0100